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                                                                     EXHIBIT 4.1



                                NEORX CORPORATION

                            SHARE PURCHASE AGREEMENT

        SHARE PURCHASE AGREEMENT, dated as of April __, 2000, between NeoRx Corporation, a Washington corporation (the "Company"), and the purchaser listed on Schedule A attached hereto (the "Purchaser").

1.      AUTHORIZATION OF SALE OF THE SHARES

        Subject to the terms and conditions of this Agreement, the Company has authorized the issuance and sale of up to 4,000,000 shares (the "Shares") of common stock, par value $0.02 per share (the "Common Stock"), of the Company (the "Offering.").

2.      AGREEMENT TO SELL AND PURCHASE THE SHARES

        2.1    PURCHASE AND SALE

        Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase, and the Company agrees to sell and issue to the Purchaser, at the Closing (as defined below), that number of Shares set forth opposite the Purchaser's name on Schedule A attached hereto.

        2.2    PURCHASE PRICE

        The purchase price of each Share (the "Per Share Price") shall be $11.00.

3.      DELIVERY OF THE SHARES AT THE CLOSING

               (a) The completion of the purchase and sale of the Shares (the "Closing"), shall occur at the offices of Perkins Coie LLP, 1201 Third Avenue, 48th Floor, Seattle, Washington 98101, counsel to the Company, at 5:00 p.m. EST on April __, 2000 or such other time and date as may be agreed by the parties.

               (b) At the Closing, the Company shall authorize its transfer agent (the "Transfer Agent") to issue to the Purchaser one or more stock certificates registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser in writing, representing the number of Shares set forth in Section 2 above and bearing an appropriate legend referring to the fact that the Shares were sold in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 under the Securities Act. The Company will deliver certificates representing the number of Shares set forth in Section 2 against delivery of payment for the Shares by the Purchaser via wire transfer to Bank of America account number 1113703, routing number 125000024.

               (c) The Company's obligation to complete the purchase and sale of the Shares shall be subject to the following conditions, any one or more of which may be waived by the Company:



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              (i)     receipt by the Company of same-day funds in the full
                      amount of the purchase price for the Shares being purchased under this Agreement; and

              (ii) the accuracy in all material respects of the representations and warranties made by the Purchaser and the fulfillment in all material respects of those undertakings of the Purchaser to be fulfilled on or before the Closing.

               (d) The Purchaser's obligation to accept delivery of such stock certificates and to pay for the Shares evidenced by the certificates shall be subject to the following conditions, any one or more of which may be waived by the Purchaser:

              (i) the representations and warranties made by the Company in this Agreement shall be accurate in all material respects and the undertakings of the Company shall have been fulfilled in all material respects on or before the Closing;

              (ii) the Company shall have delivered to the Purchaser a certificate executed by the president and chief operating officer or other executive officer of the Company, dated the Closing date, in form and substance reasonably satisfactory to the Purchaser, to the effect that the representations and warranties of the Company set forth in
                      Section 4 hereof are true and correct in all material respects as of the date of this Agreement and as of the Closing Date, and that the Company has complied with all the agreements and satisfied all the conditions in this Agreement on its part to be performed or satisfied on or before the Closing date; and

             (iii) the Company shall have obtained aggregate gross proceeds of at least $11 million from the Offering on the Closing date.

4.      REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        The Company hereby represents and warrants to the Purchaser as follows:

        4.1    ORGANIZATION AND QUALIFICATION

        The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of Washington. The Company has the corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted and to enter into and perform its obligations under this Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Company.



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        4.2    CAPITALIZATION

               (a) The authorized capital stock of the Company consists of 60,000,000 shares of Common Stock and 3,000,000 shares of Preferred Stock.

               (b) As of March 31, 2000, the issued and outstanding capital stock of the Company consists of 21,811,808 shares of Common Stock and the shares of Series 1 convertible exchangeable preferred stock described in subsection (f) below. The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and have not been issued in violation of or are not otherwise subject to any preemptive or other similar rights.

               (c) The Company has reserved an aggregate of 4,250,000 shares of Common Stock for issuance upon the exercise of stock options granted or available for future grant under the Company's 1994 Stock Option Plan and its 1991 Stock Option Plan for Non-Employee Directors, of which options to purchase an aggregate of 2,890,453 shares of Common Stock have been granted and are outstanding and an aggregate of 572,184 shares were available for grant at March 31, 2000. The Company has proposed, subject to shareholder approval, to increase the number of shares issuable under the 1994 Stock Option Plan by 500,000 shares.

               (d) The Company has reserved 305,000 shares of Common Stock for issuance upon the exercise of outstanding warrants to purchase Common Stock.

               (e) The Company has reserved 250,000 shares of Common Stock for issuance under its 1991 Restricted Stock Program, of which 194,000 remained available for grant at March 31, 2000.

               (f) 208,240 shares of Series 1 Convertible Preferred Stock of the Company were convertible into 236,636 shares of the Common Stock as of March 31, 2000.

               (g) The Company has $1,185,000 in principal of convertible subordinated debentures outstanding, which will be retired in June 2000. The debentures are convertible at the option of the holder into shares of Common Stock at a conversion price of $25.80 per share, subject to adjustment under certain conditions.

        With the exception of the foregoing, there are no outstanding subscriptions, options, warrants, convertible or exchangeable securities or other rights granted to or by the Company to purchase shares of Common Stock or other securities of the Company, and there are no commitments, plans or arrangements to issue any shares of Common Stock or any security convertible into or exchangeable for Common Stock.

        4.3    ISSUANCE, SALE AND DELIVERY OF THE SHARES

               (a) The Shares have been duly authorized for issuance and sale to the Purchaser pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth in this Agreement, will be validly issued and fully paid and nonassessable and free and clear of all pledges, liens and



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encumbrances. The certificates evidencing the Shares are in due and proper form under Washington law.

               (b) The issuance of the Shares is not subject to preemptive or other similar rights. No further approval or authority of the shareholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated in this Agreement. Except for shareholders who purchase Shares in the Offering, no shareholder of the Company has any right (other than any right that has been waived following notification of the Company's intent to file the Registration Statement (as hereinafter defined) or has expired by reason of lapse of time) to require the Company to register the sale of any securities owned by such holder in such Registration Statement.

               (c) Subject to the accuracy of the Purchaser's representations and warranties in Section 5 of this Agreement, the offer, sale, and issuance of the Shares in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act and from the registration or qualification requirements of the laws of any applicable state or United States jurisdiction.

        4.4    FINANCIAL STATEMENTS

        The financial statements included in the Company Documents (as hereinafter defined) present fairly the financial position of the Company as of the dates indicated and the results of their operations for the periods specified. Except as otherwise stated in such Company Documents, such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and any supporting schedules included with the financial statements present fairly the information stated in the financial statements. The financial and statistical data set forth in the Company Documents were prepared on an accounting basis consistent with such financial statements.

        4.5    NO MATERIAL CHANGE

        Since December 31, 1999,

               (a) there has been no material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, or in the earnings, assets, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business;

               (b) there have been no transactions entered into by the Company other than those in the ordinary course of business, which are material with respect to the Company; and

               (c) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, except for the approval by the Board of Directors of the payment of the Series 1 Preferred Stock dividend of $1.21875 per share, payable on June 1, 2000 for shareholders of record on May 19, 2000.

        The Company has no material contingent obligations.



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        4.6    ENVIRONMENTAL

        Except as would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Company,

               (a) the Company is in compliance with all applicable Environmental Laws (as defined below);

               (b) the Company has all permits, authorizations and approvals required under any applicable Environmental Laws and is in compliance with the requirements of such permits authorizations and approvals; and

               (c) there are no pending or, to the best knowledge of the Company, threatened Environmental Claims against the Company.

        For purposes of this Agreement, the following terms shall have the following meanings: "Environmental Law" means any United States (or other applicable jurisdiction's) Federal, state, local or municipal statute, law, rule, regulation, ordinance, code, policy or rule of common law and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or any chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority. "Environmental Claims" means any administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating to any Environmental Law.

        4.7    NO DEFAULTS

        The Company is not in violation of its articles of incorporation or bylaws or in material default in the performance or observance of any obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust, or other instrument or agreement to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject.

        4.8    LABOR MATTERS

        No labor dispute with the employees of the Company exists or, to the best knowledge of the Company, is imminent.

        4.9    NO ACTIONS

        There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company which, singly or in the aggregate, would result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, or which, singly or in the aggregate, would materially and



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adversely affect the properties or assets thereof or which would materially and adversely affect the consummation of this Agreement, nor, to the best knowledge of the Company, is there any reasonable basis therefor. The Company is not in default with respect to any judgment, order or decree of any court or governmental agency or instrumentality which, singly or in the aggregate, would have a material adverse effect on the assets, properties or business of the Company.

        4.10   INTELLECTUAL PROPERTY

               (a) The Company, to the best of its knowledge, owns or is licensed to use all patents, patent applications, inventions, trademarks, trade names, applications for registration of trademarks, service marks, service mark applications, copyrights, know-how, manufacturing processes, formulae, trade secrets, licenses and rights in any thereof and any other intangible property and assets (in this Agreement called the "Proprietary Rights") that are material to the business of the Company as now conducted and as proposed to be conducted.

               (b) The Company does not have any knowledge of, and the Company has not given or received any notice of, any pending conflicts with or infringement of the rights of others with respect to any Proprietary Rights or with respect to any license of Proprietary Rights which are material to the business of the Company.

               (c) No action, suit, arbitration, or legal, administrative or other proceeding, or investigation is pending, or, to the best knowledge of the Company, threatened, which involves any Proprietary Rights, nor, to the best knowledge of the Company, is there any reasonable basis therefor.

               (d) The Company is not subject to any judgment, order, writ, injunction or decree of any court or any Federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, and has not entered into or is not a party to any contract which restricts or impairs the use of any such Proprietary Rights in a manner which would have a material adverse effect on the use of any of the Proprietary Rights.

               (e) No Proprietary Rights used by the Company, and no services or products sold by the Company, conflict with or infringe upon any proprietary rights of any third party. The Company has not received written notice of any pending conflict with or infringement upon such third-party proprietary rights.

               (f) The Company has not entered into any consent, indemnification, forbearance to sue or settlement agreement with respect to Proprietary Rights other than in the ordinary course of business. No claims have been asserted by any person with respect to the validity of the Company's ownership or right to use the Proprietary Rights and, to the best knowledge of the Company, there is no reasonable basis for any such claim to be successful.

               (g) The Proprietary Rights that are material to the business of the Company are valid and enforceable and no registration relating thereto has lapsed, expired or been abandoned or cancelled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and are in good standing.



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               (h) To the best of its knowledge, the Company has complied, in all material respects, with its obligations relating to the protection of the Proprietary Rights which are material to the business of the Company used pursuant to licenses.

               (i) To the best knowledge of the Company, no person is infringing on or violating the Proprietary Rights.

        4.11   PERMITS

        The Company possesses and is operating in compliance with all material licenses, certificates, consents, authorities, approvals and permits from all state, Federal, foreign and other regulatory agencies or bodies necessary to conduct the businesses now operated by it, and the Company has not received any notice of proceedings relating to the revocation or modification of any such permit or any circumstance which would lead it to believe that such proceedings are reasonably likely which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Company.

        4.12   DUE EXECUTION, DELIVERY AND PERFORMANCE

               (a) This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution under this Agreement may be limited by Federal or state securities laws or the public policy underlying such laws.

               (b) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement and the fulfillment of the terms of this Agreement have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust or other instrument or agreement to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the articles of incorporation or bylaws of the Company or any applicable statute, law, rule, regulation, ordinance, decision, directive or order.

        4.13   PROPERTIES

        The Company has good and marketable title to its properties, free and clear of all material security interests, mortgages, pledges, liens, charges, encumbrances and claims of record. The properties of the Company are, in the aggregate, in good repair (reasonable wear and tear excepted), and suitable for their respective uses. Any real property held under lease by the Company is held under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the conduct of the business of the Company. The Company owns or leases all such properties as are necessary to its business or operations as now conducted.



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        4.14   COMPLIANCE

        The Company has conducted and is conducting its business in compliance with all applicable Federal, state, local and foreign statutes, laws, rules, regulations, ordinances, codes, decisions, decrees, directives and orders, except where the failure to do so would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or on the earnings, assets, business affairs or business prospects of the Company.

        4.15   SECURITY MEASURES

        The Company takes security measures designed to enable the Company to assert trade secret protection in its non-patented technology.

        4.16   CONTRIBUTIONS

        To the best of the Company's knowledge, neither the Company nor any employee or agent of the Company has made any payment of funds of the Company or received or retained any funds in violation of any law, rule or regulation.

        4.17   USE OF PROCEEDS; INVESTMENT COMPANY

        The Company intends to use the net proceeds from the sale of the Shares for research and development, pre-launch activities, general corporate purposes and working capital. The Company is not now, and after the sale of the Shares under this Agreement and under all other agreements and the application of the net proceeds from the sale of the Shares described in the preceding sentence will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

        4.18   PRIOR OFFERINGS

        All offers and sales of capital stock of the Company before the date of this Agreement were at all relevant times duly registered or exempt from the registration requirements of the Securities Act and were duly registered or subject to an available exemption from the registration requirements of the applicable state securities or Blue Sky laws.

        4.19   TAXES

        The Company has filed all material tax returns required to be filed, which returns are true and correct in all material respects, and the Company is not in default in the payment of any taxes, including penalties and interest, assessments, fees and other charges, shown thereon due or otherwise assessed, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without interest which were payable pursuant to said returns or any assessments with respect thereto.



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        4.20   OTHER GOVERNMENTAL PROCEEDINGS

        To the Company's knowledge, there are no rulemaking or similar proceedings before The United States Food and Drug Administration or comparable Federal, state, local or foreign government bodies that involve or affect the Company, which, if the subject of an action unfavorable to the Company, would reasonably be expected to materially and adversely affect the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Company.

        4.21   NON-COMPETITION AGREEMENTS

        To the knowledge of the Company, any full-time employee who has entered into any non-competition, non-disclosure, confidentiality or other similar agreement with any party other than the Company is neither in violation of nor is expected to be in violation of that agreement as a result of the business currently conducted or expected to be conducted by the Company or such person's performance of his or her obligations to the Company. The Company has not received written notice that any consultant or scientific advisor of the Company is in violation of any non-competition, non-disclosure, confidentiality or similar agreement.

        4.22   TRANSFER TAXES

        On the Closing date, all stock transfer or other taxes (other than income taxes) that are required to be paid in connection with the sale and transfer of the Shares to be sold to the Purchaser under this Agreement will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

        4.23   INSURANCE

        The Company maintains insurance of the type and in the amount that the Company reasonably believes is adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

        4.24   GOVERNMENTAL CONSENTS

        No registration, authorization, approval, qualification or consent of any court or governmental authority or agency is necessary in connection with the execution and delivery of this Agreement or the offering, issuance or sale of the Shares under this Agreement, except such as may be required under the Securities Act or the rules and regulations promulgated thereunder or state securities or Blue Sky laws, or such as may be required by the National Association of Securities Dealers, Inc.



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        4.25   SECURITIES AND EXCHANGE COMMISSION FILINGS

        The Company has timely filed with the Securities and Exchange Commission (the "Commission") all documents required to be filed by the Company under the Exchange Act of 1934, as amended (the "Exchange Act.")

        4.26   ADDITIONAL INFORMATION

        The Company represents and warrants that the information contained in the following documents (the "Company Documents"), which will be provided to Purchaser before the Closing, is or will be true and correct in all material respects as of their respective final dates:

               (a) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999;

               (b) the Company's Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 1999, June 30, 1999 and September 30, 1999;

               (c) the Company's Proxy Statement for its 1999 Annual Meeting of Shareholders; and

               (d) all other documents, if any, filed by the Company with the Commission since January 1, 1999 pursuant to the reporting requirements of the Exchange Act.

        4.27   CONTRACTS

        The contracts described in the Company Documents or incorporated by reference therein are in full force and effect on the date hereof, except for contracts the termination or expiration of which would not, singly or in the aggregate, have a material adverse effect on the business, properties or assets of the Company. Neither the Company nor, to the best knowledge of the Company, any other party is in breach of or default under any such contracts.

5.      REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER

        5.1    SECURITIES LAW REPRESENTATIONS AND WARRANTIES

        The Purchaser represents, warrants and covenants to the Company as follows:

               (a) The Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Shares.

               (b) The Purchaser is acquiring the number of Shares set forth in
Section 2 above in the ordinary course of its business and for its own account for investment (as defined for purposes of the Hart-Scott-Rodino Antitrust Improvement Act of 1976 and the regulations thereunder) only, and has no present intention of distributing any of the Shares nor any



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arrangement or understanding with any other persons regarding the distribution of such Shares within the meaning of Section 2(11) of the Securities Act, other than as contemplated in Section 7 of this Agreement.

               (c) The Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act and the Rules and Regulations.

               (d) The Purchaser has completed or caused to be completed the Stock Certificate Questionnaire and the Registration Statement Questionnaire, attached to this Agreement as Appendices I and II, for use in preparation of the Registration Statement (as defined in Section 7.3 below), and the answers to the Questionnaires are true and correct as of the date of this Agreement and will be true and correct as of the effective date of the Registration Statement; provided that the Purchaser shall be entitled to update such information by providing notice thereof to the Company before the effective date of such Registration Statement.

               (e) The Purchaser has, in connection with its decision to purchase the number of Shares set forth in Section 2 above, relied solely upon the Company Documents and the representations and warranties of the Company contained in this Agreement.

               (f) The Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

        5.2    RESALES OF SHARES

               (a) The Purchaser hereby covenants with the Company not to make any sale of the Shares without satisfying the requirements of the Securities Act and the Rules and Regulations, including, in the event of any resale under the Registration Statement, the prospectus delivery requirements under the Securities Act, and the Purchaser acknowledges and agrees that such Shares are not transferable on the books of the Company pursuant to a resale under the Registration Statement unless the certificate submitted to the transfer agent evidencing the Shares is accompanied by a separate officer's certificate:

              (i)     in the form of Appendix III to this Agreement;

              (ii) executed by an officer of, or other authorized person designated by, the Purchaser, and

             (iii) to the effect that (A) the Shares have been sold in accordance with the Registration Statement and (B) the requirement of delivering a current prospectus has been satisfied.

               (b) The Purchaser acknowledges that there may occasionally be times when the Company determines the use of the prospectus forming a part of the Registration Statement (the "Prospectus," as further defined in Section
7.3.1 below) should be suspended until such time as an amendment or supplement to the Registration Statement or the Prospectus has been filed by



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the Company and any such amendment to the Registration Statement is declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. The Purchaser hereby covenants that it will not sell any Shares pursuant to the Prospectus during the period commencing at the time at which the Company gives the Purchaser written notice of the suspension of the use of the Prospectus and ending at the time the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to the Prospectus. The Company may, upon written notice to the Purchaser, suspend the use of the Prospectus for two 30-day periods in any 365-day period based on the reasonable determination of the Company's Board of Directors that there is a significant business purpose for such determination, such as pending corporate developments, public filings with the SEC or similar events. The Company shall in no event be required to disclose the business purpose for which it has suspended the use of the Prospectus if the Company determines in its good faith judgment that the business purpose should remain confidential.

               (c) The Purchaser further covenants to notify the Company promptly of the sale of any of its Shares.

        5.3    DUE EXECUTION, DELIVERY AND PERFORMANCE

               (a) This Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as rights to indemnity and contribution under this Agreement may be limited by Federal or state securities laws or the public policy underlying such laws.

               (b) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement and the fulfillment of the terms of this Agreement have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Purchaser pursuant to, any contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust or other instrument or agreement to which the Purchaser is a party or by which it or any of them may be bound, or to which any of the property or assets of the Purchaser is subject, nor will such action result in any violation of the provisions of the charter or bylaws of the Purchaser or any applicable statute, law, rule, regulation, ordinance, decision, directive or order.

6.      SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

        Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchaser in this Agreement and in the certificates for the Shares delivered pursuant to this Agreement shall survive the execution of this Agreement, the delivery to the Purchaser of the Shares being purchased and the payment therefor.



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7.      REGISTRATION; COMPLIANCE WITH THE SECURITIES ACT

        7.1    REGISTRATION OF SHARES

               7.1.1  REGISTRATION STATEMENT; EXPENSES

        The Company shall use its best efforts to:

               (a) Within five (5) business days after the Closing, prepare and file with the Commission a Registration Statement on Form S-3 relating to the sale of the Shares by the Purchaser from time to time on the Nasdaq National Market (or the facilities of any national securities exchange on which the Company's Common Stock is then traded) or in privately negotiated transactions (the "Registration Statement");

               (b) subject to receipt of necessary information from the Purchaser, to cause the Commission to notify the Company of the Commission's willingness to declare the Registration Statement effective within 90 days after the Closing;

               (c) prepare and file with the Commission such amendments and supplements to the Registration Statement and the Prospectus (as defined in Section 7.3.1 below) and take such other action, if any, as may be necessary to keep the Registration Statement effective until the earlier of (i) two years after the effective date of the Registration Statement, (ii) the date on which the Shares may be resold by the Purchaser without registration or without regard to any volume limitations by reason of Rule 144(k) under the Securities Act or any other rule of similar effect or (iii) all of the Shares have been sold pursuant to the Registration Statement or Rule 144(k) under the Securities Act or any other rule of similar effect;

               (d) furnish to the Purchaser with respect to the Shares registered under the Registration Statement such reasonable number of copies of the Prospectus, including any supplements to or amendments of the Prospectus, in order to facilitate the public sale or other disposition of all or any of the Shares by the Purchaser; provided, however, that the obligation of the Company to deliver copies of the Prospectus to the Purchaser shall be subject to the receipt by the Company of reasonable assurances from the Purchaser that the Purchaser will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of the Prospectus;

               (e) during the period when copies of the Prospectus are required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations promulgated thereunder;

               (f) file documents required of the Company for customary Blue Sky clearance in states specified in writing by the Purchaser; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented; and

               (g) bear all expenses in connection with the procedures in paragraphs (a) through (f) of this Section 7.1.1 and the registration of the Shares pursuant to the Registration Statement, other than any fees and expenses of counsel or other advisers to the Purchaser, brokerage fees and commissions incurred by the Purchaser.

        The Purchaser acknowledges and agrees that the Registration Statement filed under this Section, in addition to the Shares held by the Purchaser, shall include Shares held by other purchasers in the Offering and, at the Company's election, may include shares of Common Stock held by other Company shareholders or issuable under any warrants, options or convertible securities.

               7.1.2  DELAY IN EFFECTIVENESS OF REGISTRATION STATEMENT

        In the event that the Registration Statement is not declared effective within 90 days after the Closing, the Company shall pay to the Purchaser liquidated damages in an amount equal to 0.25% of the number of Shares purchased by the Purchaser pursuant to this Agreement for each week thereafter that the Registration Statement is not declared effective. Such liquidated damages shall be paid through the issuance of additional Shares at such time as the Registration Statement is declared effective. No liquidated damages shall be paid under this Agreement if effectiveness of the Registration Statement is prevented or delayed due to fire, explosion, flood, riot, labor dispute, accident, act of God, change in existing regulation or law, or other similar event beyond the Company's reasonable control.

        7.2    TRANSFER OF SHARES AFTER REGISTRATION

        The Purchaser agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement referred to in Section 7.1 or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution.

        7.3    INDEMNIFICATION

        For the purpose of this Section 7.3, the term "Registration Statement" shall include any preliminary or final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in
Section 7.1.

               7.3.1  INDEMNIFICATION BY THE COMPANY

        The Company agrees to indemnify and hold harmless the Purchaser and each person, if any, who controls the Purchaser within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint or several, to which the Purchaser or such controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations, or the Prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the "Prospectus"), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations under this Agreement or under law, and will reimburse the Purchaser and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by the Purchaser or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement of the Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use in the Registration Statement or the Prospectus, or (ii) the failure of the Purchaser to comply with the covenants and agreements contained in Sections 5.2 or 7.2 of this Agreement respecting resale of the Shares, or
(iii) the inaccuracy of any representations made by the Purchaser in this Agreement or (iv) any untrue statement or omission of a material fact required to make such statement not misleading in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser before the pertinent sale or sales by the Purchaser.

               7.3.2  INDEMNIFICATION BY THE PURCHASER

        The Purchaser will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Purchaser, which consent shall not be unreasonably withheld) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure to comply with the covenants and agreements contained in Sections 5.2 or 7.2 of this Agreement respecting the sale of the Shares or (ii) the inaccuracy of any representation made by the Purchaser in this Agreement or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement to the Registration Statement or

Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein, and the Purchaser will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

               7.3.3  INDEMNIFICATION PROCEDURE

               (a) Promptly after receipt by an indemnified party under this
Section 7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3, promptly notify the indemnifying party in writing of the claim; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 7.3 or to the extent it is not prejudiced as a result of such failure.

               (b) In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless:

              (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party in the case of paragraph (a), representing all of the indemnified parties who are parties to such action) or

              (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

               7.3.4  CONTRIBUTION

        If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under this Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to in this Agreement, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to in this Agreement

               (a) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the placement of Common Stock or

               (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.

        The respective relative benefits received by the Company on the one hand and the Purchaser on the other shall be deemed to be in the same proportion as the amount paid by the Purchaser to the Company pursuant to this Agreement for the Shares purchased by the Purchaser that were sold pursuant to the Registration Statement bears to the difference (the "Difference") between the amount the Purchaser paid for the Shares that were sold pursuant to the Registration Statement and the amount received by the Purchaser from such sale. The relative fault of the Company and the Purchaser shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation or warranty relates to information supplied by the Company or by the Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in
Section 7.3.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 7.3.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this Section 7.3.4; provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under Section 7.3 for purposes of indemnification. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined solely by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7.3, the Purchaser shall not be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        7.4    TERMINATION OF CONDITIONS AND OBLIGATIONS

        The restrictions imposed by Section 5 or this Section 7 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares upon the passage of two years from the effective date of the Registration Statement covering the Shares or at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

        7.5    INFORMATION AVAILABLE

        So long as the Registration Statement is effective covering the resale of Shares owned by the Purchaser, the Company will furnish to the Purchaser:

               (a) as soon as practicable after available (but in the case of the Company's Annual Report to Shareholders, within 120 days after the end of each fiscal year of the Company), one copy of

              (i) its Annual Report to Shareholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants);

              (ii) if not included in substance in the Annual Report to Shareholders, its Annual Report on Form 10-K;

              (iii) if not included in substance in its Quarterly Reports to Shareholders, its quarterly reports on Form 10-Q; and

              (iv) a full copy of the particular Registration Statement covering the Shares (the foregoing, in each case, excluding exhibits);

               (b) upon the request of the Purchaser, a reasonable number of copies of the Prospectus to supply to any other party requiring the Prospectus.

        7.6    RULE 144 INFORMATION

        For two years after the date of this Agreement, the Company shall file all reports required to be filed by it under the Securities Act, the Rules and Regulations and the Exchange Act and shall take such further action to the extent required to enable the Purchaser to sell the Shares pursuant to Rule 144 under the Securities Act (as such rule may be amended from time to time).

8.      BROKER'S FEE

        The Purchaser acknowledges that the Company intends to pay to Adams, Harkness & Hill, Inc., the placement agent, a fee in respect of the sale of the Shares to the Purchaser. Each of the parties to this Agreement hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchaser.

9.      NOTICES

        All notices, requests, consents and other communications under this Agreement shall be in writing, shall be mailed by first-class registered or certified airmail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be delivered as addressed as follows:

             (a)     if to the Company, to:    NeoRx Corporation
                                               410 West Harrison Street
                                               Seattle, WA  98119
                                               (206) 281-7001
                                               Attn:  Richard L. Anderson

                     with a copy to:           Perkins Coie LLP
                                               1201 Third Avenue, 48th Floor
                                               Seattle, Washington 98101
                                               Attention: Faith M. Wilson

or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

               (b) if to the Purchaser, at its address as set forth on the signature page to this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

        Such notice shall be deemed effectively given upon confirmation of receipt by facsimile, one business day after deposit with such overnight courier or three days after deposit of such registered or certified airmail with the U.S. Postal Service, as applicable.

10.     MODIFICATION; AMENDMENT

        This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser.

11.     TERMINATION

        This Agreement may be terminated as to the Purchaser, at the option of the Purchaser, if the Closing has not occurred on or before thirty (30) days from the date of this Agreement.

12.     EXPENSES

        Each party to this Agreement shall pay its own fees and expenses incident to the negotiation, preparation and execution of this Agreement and related documents (including legal and accounting fees and expenses).

13.     HEADINGS

        The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

14.     SEVERABILITY

        If any provision contained in this Agreement should be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Agreement shall not in any way be affected or impaired thereby.

15.     GOVERNING LAW

        This Agreement shall be governed by and construed in accordance with the laws of the state of Washington and the federal law of the United States of America.

16.     COUNTERPARTS

        This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party to this Agreement and delivered to the other parties.

                            [Signature page follows]

        IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


                                        NEORX CORPORATION


                                        By
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Its:
                                             -----------------------------------


                                        PURCHASER:


                                        ----------------------------------------

                                        By
                                           -------------------------------------
                                        Its:
                                             -----------------------------------
                                        Address:
                                                --------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                    EXHIBIT A

                                    PURCHASER


                  PURCHASER                      NUMBER OF SHARES

                                   APPENDIX I

                                NEORX CORPORATION

                         STOCK CERTIFICATE QUESTIONNAIRE

        Pursuant to Section 3 of the Agreement, please provide us with the following information:

1. The exact name that your Shares are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate: ___________________________________

2. The relationship between the Purchaser of the Shares and the Registered Holder listed in response to item 1 above:
        __________________________________

3. The mailing address of the Registered Holder listed in response to item 1 above:

        ___________________________________

        ___________________________________

        ___________________________________

        __________________________________

4. The Social Security Number or Tax Identification Number of the Registered Holder listed in response to item 1 above:
        ___________________________________

                                   APPENDIX II

                                NEORX CORPORATION

                      REGISTRATION STATEMENT QUESTIONNAIRE

        In connection with the preparation of the Registration Statement, please provide us with the following information:

1. Pursuant to the "Selling Shareholder" section of the Registration Statement, please state your or your organization's name exactly as it should appear in the Registration Statement:
        _______________________________________________________

2. Please provide the number of shares that you or your organization will own immediately after Closing, including those Shares purchased by you or your organization pursuant to this Purchase Agreement and those shares purchased by you or your organization through other transactions:
        _______________________________________________________

3. Have you or your organization had any position, office or other material relationship within the last three years with the Company or its affiliates? [ ] Yes [ ] No

        If yes, please indicate the nature of any such relationships below:

        _______________________________________________________

        _______________________________________________________

        _______________________________________________________

        _______________________________________________________

                                  APPENDIX III

                   PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE


The undersigned, [an officer of, or other person duly authorized by]

________________________________________________________________________________
              [fill in official name of individual or institution]

hereby certifies that he/she/it is the Purchaser of the shares evidenced by the attached certificate, and as such, sold such shares on [date] in accordance with Registration Statement number ________________, and complied with the requirement of delivering a current prospectus in connection with such sale.

Print or Type:

Name of Purchaser (Individual or Institution):

___________________________________________________________

Name of Individual representing Purchaser (if an Institution)

___________________________________________________________

Title of Individual representing Purchaser (if an Institution):

___________________________________________________________

Signature:

Individual Purchaser or Individual representing Purchaser:

___________________________________________________________

                                                                     EXHIBIT 4.1



                                NEORX CORPORATION

                            SHARE PURCHASE AGREEMENT

        SHARE PURCHASE AGREEMENT, dated as of April __, 2000, between NeoRx Corporation, a Washington corporation (the "Company"), and the purchaser listed on Schedule A attached hereto (the "Purchaser").

1.      AUTHORIZATION OF SALE OF THE SHARES

        Subject to the terms and conditions of this Agreement, the Company has authorized the issuance and sale of up to 4,000,000 shares (the "Shares") of common stock, par value $0.02 per share (the "Common Stock"), of the Company (the "Offering.").

2.      AGREEMENT TO SELL AND PURCHASE THE SHARES

        2.1    PURCHASE AND SALE

        Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase, and the Company agrees to sell and issue to the Purchaser, at the Closing (as defined below), that number of Shares set forth opposite the Purchaser's name on Schedule A attached hereto.

        2.2    PURCHASE PRICE

        The purchase price of each Share (the "Per Share Price") shall be $11.00.

3.      DELIVERY OF THE SHARES AT THE CLOSING

               (a) The completion of the purchase and sale of the Shares (the "Closing"), shall occur at the offices of Perkins Coie LLP, 1201 Third Avenue, 48th Floor, Seattle, Washington 98101, counsel to the Company, at 5:00 p.m. EST on April __, 2000 or such other time and date as may be agreed by the parties.

               (b) At the Closing, the Company shall authorize its transfer agent (the "Transfer Agent") to issue to the Purchaser one or more stock certificates registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser in writing, representing the number of Shares set forth in Section 2 above and bearing an appropriate legend referring to the fact that the Shares were sold in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 under the Securities Act. The Company will deliver certificates representing the number of Shares set forth in Section 2 against delivery of payment for the Shares by the Purchaser via wire transfer to Bank of America account number 1113703, routing number 125000024.

               (c) The Company's obligation to complete the purchase and sale of the Shares shall be subject to the following conditions, any one or more of which may be waived by the Company:

              (i) receipt by the Company of same-day funds in the full amount of the purchase price for the Shares being purchased under this Agreement; and

              (ii) the accuracy in all material respects of the representations and warranties made by the Purchaser and the fulfillment in all material respects of those undertakings of the Purchaser to be fulfilled on or before the Closing.

               (d) The Purchaser's obligation to accept delivery of such stock certificates and to pay for the Shares evidenced by the certificates shall be subject to the following conditions, any one or more of which may be waived by the Purchaser:

              (i) the representations and warranties made by the Company in this Agreement shall be accurate in all material respects and the undertakings of the Company shall have been fulfilled in all material respects on or before the Closing;

              (ii) the Company shall have delivered to the Purchaser a certificate executed by the president and chief operating officer or other executive officer of the Company, dated the Closing date, in form and substance reasonably satisfactory to the Purchaser, to the effect that the representations and warranties of the Company set forth in
                      Section 4 hereof are true and correct in all material respects as of the date of this Agreement and as of the Closing Date, and that the Company has complied with all the agreements and satisfied all the conditions in this Agreement on its part to be performed or satisfied on or before the Closing date; and

              (iii) the Company shall have obtained aggregate gross proceeds of at least $11 million from the Offering on the Closing date.

4.      REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        The Company hereby represents and warrants to the Purchaser as follows:

        4.1    ORGANIZATION AND QUALIFICATION

        The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of Washington. The Company has the corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted and to enter into and perform its obligations under this Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Company.

        4.2    CAPITALIZATION

               (a) The authorized capital stock of the Company consists of 60,000,000 shares of Common Stock and 3,000,000 shares of Preferred Stock.

               (b) As of March 31, 2000, the issued and outstanding capital stock of the Company consists of 21,811,808 shares of Common Stock and the shares of Series 1 convertible exchangeable preferred stock described in subsection (f) below. The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and have not been issued in violation of or are not otherwise subject to any preemptive or other similar rights.

               (c) The Company has reserved an aggregate of 4,250,000 shares of Common Stock for issuance upon the exercise of stock options granted or available for future grant under the Company's 1994 Stock Option Plan and its 1991 Stock Option Plan for Non-Employee Directors, of which options to purchase an aggregate of 2,890,453 shares of Common Stock have been granted and are outstanding and an aggregate of 572,184 shares were available for grant at March 31, 2000. The Company has proposed, subject to shareholder approval, to increase the number of shares issuable under the 1994 Stock Option Plan by 500,000 shares.

               (d) The Company has reserved 305,000 shares of Common Stock for issuance upon the exercise of outstanding warrants to purchase Common Stock.

               (e) The Company has reserved 250,000 shares of Common Stock for issuance under its 1991 Restricted Stock Program, of which 194,000 remained available for grant at March 31, 2000.

               (f) 208,240 shares of Series 1 Convertible Preferred Stock of the Company were convertible into 236,636 shares of the Common Stock as of March 31, 2000.

               (g) The Company has $1,185,000 in principal of convertible subordinated debentures outstanding, which will be retired in June 2000. The debentures are convertible at the option of the holder into shares of Common Stock at a conversion price of $25.80 per share, subject to adjustment under certain conditions.

        With the exception of the foregoing, there are no outstanding subscriptions, options, warrants, convertible or exchangeable securities or other rights granted to or by the Company to purchase shares of Common Stock or other securities of the Company, and there are no commitments, plans or arrangements to issue any shares of Common Stock or any security convertible into or exchangeable for Common Stock.

        4.3    ISSUANCE, SALE AND DELIVERY OF THE SHARES

               (a) The Shares have been duly authorized for issuance and sale to the Purchaser pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth in this Agreement, will be validly issued and fully paid and nonassessable and free and clear of all pledges, liens and encumbrances. The certificates evidencing the Shares are in due and proper form under Washington law.

               (b) The issuance of the Shares is not subject to preemptive or other similar rights. No further approval or authority of the shareholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated in this Agreement. Except for shareholders who purchase Shares in the Offering, no shareholder of the Company has any right (other than any right that has been waived following notification of the Company's intent to file the Registration Statement (as hereinafter defined) or has expired by reason of lapse of time) to require the Company to register the sale of any securities owned by such holder in such Registration Statement.

               (c) Subject to the accuracy of the Purchaser's representations and warranties in Section 5 of this Agreement, the offer, sale, and issuance of the Shares in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act and from the registration or qualification requirements of the laws of any applicable state or United States jurisdiction.

        4.4    FINANCIAL STATEMENTS

        The financial statements included in the Company Documents (as hereinafter defined) present fairly the financial position of the Company as of the dates indicated and the results of their operations for the periods specified. Except as otherwise stated in such Company Documents, such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and any supporting schedules included with the financial statements present fairly the information stated in the financial statements. The financial and statistical data set forth in the Company Documents were prepared on an accounting basis consistent with such financial statements.

        4.5    NO MATERIAL CHANGE

        Since December 31, 1999,

               (a) there has been no material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, or in the earnings, assets, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business;

               (b) there have been no transactions entered into by the Company other than those in the ordinary course of business, which are material with respect to the Company; and

               (c) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, except for the approval by the Board of Directors of the payment of the Series 1 Preferred Stock dividend of $1.21875 per share, payable on June 1, 2000 for shareholders of record on May 19, 2000.

        The Company has no material contingent obligations.

        4.6    ENVIRONMENTAL

        Except as would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Company,

               (a) the Company is in compliance with all applicable Environmental Laws (as defined below);

               (b) the Company has all permits, authorizations and approvals required under any applicable Environmental Laws and is in compliance with the requirements of such permits authorizations and approvals; and

               (c) there are no pending or, to the best knowledge of the Company, threatened Environmental Claims against the Company.

        For purposes of this Agreement, the following terms shall have the following meanings: "Environmental Law" means any United States (or other applicable jurisdiction's) Federal, state, local or municipal statute, law, rule, regulation, ordinance, code, policy or rule of common law and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or any chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority. "Environmental Claims" means any administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating to any Environmental Law.

        4.7    NO DEFAULTS

        The Company is not in violation of its articles of incorporation or bylaws or in material default in the performance or observance of any obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust, or other instrument or agreement to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject.

        4.8    LABOR MATTERS

        No labor dispute with the employees of the Company exists or, to the best knowledge of the Company, is imminent.

        4.9    NO ACTIONS

        There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company which, singly or in the aggregate, would result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, or which, singly or in the aggregate, would materially and adversely affect the properties or assets thereof or which would materially and adversely affect the consummation of this Agreement, nor, to the best knowledge of the Company, is there any reasonable basis therefor. The Company is not in default with respect to any judgment, order or decree of any court or governmental agency or instrumentality which, singly or in the aggregate, would have a material adverse effect on the assets, properties or business of the Company.

        4.10   INTELLECTUAL PROPERTY

               (a) The Company, to the best of its knowledge, owns or is licensed to use all patents, patent applications, inventions, trademarks, trade names, applications for registration of trademarks, service marks, service mark applications, copyrights, know-how, manufacturing processes, formulae, trade secrets, licenses and rights in any thereof and any other intangible property and assets (in this Agreement called the "Proprietary Rights") that are material to the business of the Company as now conducted and as proposed to be conducted.

               (b) The Company does not have any knowledge of, and the Company has not given or received any notice of, any pending conflicts with or infringement of the rights of others with respect to any Proprietary Rights or with respect to any license of Proprietary Rights which are material to the business of the Company.

               (c) No action, suit, arbitration, or legal, administrative or other proceeding, or investigation is pending, or, to the best knowledge of the Company, threatened, which involves any Proprietary Rights, nor, to the best knowledge of the Company, is there any reasonable basis therefor.

               (d) The Company is not subject to any judgment, order, writ, injunction or decree of any court or any Federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, and has not entered into or is not a party to any contract which restricts or impairs the use of any such Proprietary Rights in a manner which would have a material adverse effect on the use of any of the Proprietary Rights.

               (e) No Proprietary Rights used by the Company, and no services or products sold by the Company, conflict with or infringe upon any proprietary rights of any third party. The Company has not received written notice of any pending conflict with or infringement upon such third-party proprietary rights.

               (f) The Company has not entered into any consent, indemnification, forbearance to sue or settlement agreement with respect to Proprietary Rights other than in the ordinary course of business. No claims have been asserted by any person with respect to the validity of the Company's ownership or right to use the Proprietary Rights and, to the best knowledge of the Company, there is no reasonable basis for any such claim to be successful.

               (g) The Proprietary Rights that are material to the business of the Company are valid and enforceable and no registration relating thereto has lapsed, expired or been abandoned or cancelled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and are in good standing.

               (h) To the best of its knowledge, the Company has complied, in all material respects, with its obligations relating to the protection of the Proprietary Rights which are material to the business of the Company used pursuant to licenses.

               (i) To the best knowledge of the Company, no person is infringing on or violating the Proprietary Rights.

        4.11   PERMITS

        The Company possesses and is operating in compliance with all material licenses, certificates, consents, authorities, approvals and permits from all state, Federal, foreign and other regulatory agencies or bodies necessary to conduct the businesses now operated by it, and the Company has not received any notice of proceedings relating to the revocation or modification of any such permit or any circumstance which would lead it to believe that such proceedings are reasonably likely which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Company.

        4.12   DUE EXECUTION, DELIVERY AND PERFORMANCE

               (a) This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution under this Agreement may be limited by Federal or state securities laws or the public policy underlying such laws.

               (b) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement and the fulfillment of the terms of this Agreement have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust or other instrument or agreement to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the articles of incorporation or bylaws of the Company or any applicable statute, law, rule, regulation, ordinance, decision, directive or order.

        4.13   PROPERTIES

        The Company has good and marketable title to its properties, free and clear of all material security interests, mortgages, pledges, liens, charges, encumbrances and claims of record. The properties of the Company are, in the aggregate, in good repair (reasonable wear and tear excepted), and suitable for their respective uses. Any real property held under lease by the Company is held under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the conduct of the business of the Company. The Company owns or leases all such properties as are necessary to its business or operations as now conducted.

        4.14   COMPLIANCE

        The Company has conducted and is conducting its business in compliance with all applicable Federal, state, local and foreign statutes, laws, rules, regulations, ordinances, codes, decisions, decrees, directives and orders, except where the failure to do so would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or on the earnings, assets, business affairs or business prospects of the Company.

        4.15   SECURITY MEASURES

        The Company takes security measures designed to enable the Company to assert trade secret protection in its non-patented technology.

        4.16   CONTRIBUTIONS

        To the best of the Company's knowledge, neither the Company nor any employee or agent of the Company has made any payment of funds of the Company or received or retained any funds in violation of any law, rule or regulation.

        4.17   USE OF PROCEEDS; INVESTMENT COMPANY

        The Company intends to use the net proceeds from the sale of the Shares for research and development, pre-launch activities, general corporate purposes and working capital. The Company is not now, and after the sale of the Shares under this Agreement and under all other agreements and the application of the net proceeds from the sale of the Shares described in the preceding sentence will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

        4.18   PRIOR OFFERINGS

        All offers and sales of capital stock of the Company before the date of this Agreement were at all relevant times duly registered or exempt from the registration requirements of the Securities Act and were duly registered or subject to an available exemption from the registration requirements of the applicable state securities or Blue Sky laws.

        4.19   TAXES

        The Company has filed all material tax returns required to be filed, which returns are true and correct in all material respects, and the Company is not in default in the payment of any taxes, including penalties and interest, assessments, fees and other charges, shown thereon due or otherwise assessed, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without interest which were payable pursuant to said returns or any assessments with respect thereto.

        4.20   OTHER GOVERNMENTAL PROCEEDINGS

        To the Company's knowledge, there are no rulemaking or similar proceedings before The United States Food and Drug Administration or comparable Federal, state, local or foreign government bodies that involve or affect the Company, which, if the subject of an action unfavorable to the Company, would reasonably be expected to materially and adversely affect the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Company.

        4.21   NON-COMPETITION AGREEMENTS

        To the knowledge of the Company, any full-time employee who has entered into any non-competition, non-disclosure, confidentiality or other similar agreement with any party other than the Company is neither in violation of nor is expected to be in violation of that agreement as a result of the business currently conducted or expected to be conducted by the Company or such person's performance of his or her obligations to the Company. The Company has not received written notice that any consultant or scientific advisor of the Company is in violation of any non-competition, non-disclosure, confidentiality or similar agreement.

        4.22   TRANSFER TAXES

        On the Closing date, all stock transfer or other taxes (other than income taxes) that are required to be paid in connection with the sale and transfer of the Shares to be sold to the Purchaser under this Agreement will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

        4.23   INSURANCE

        The Company maintains insurance of the type and in the amount that the Company reasonably believes is adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

        4.24   GOVERNMENTAL CONSENTS

        No registration, authorization, approval, qualification or consent of any court or governmental authority or agency is necessary in connection with the execution and delivery of this Agreement or the offering, issuance or sale of the Shares under this Agreement, except such as may be required under the Securities Act or the rules and regulations promulgated thereunder or state securities or Blue Sky laws, or such as may be required by the National Association of Securities Dealers, Inc.

        4.25   SECURITIES AND EXCHANGE COMMISSION FILINGS

        The Company has timely filed with the Securities and Exchange Commission (the "Commission") all documents required to be filed by the Company under the Exchange Act of 1934, as amended (the "Exchange Act.")

        4.26   ADDITIONAL INFORMATION

        The Company represents and warrants that the information contained in the following documents (the "Company Documents"), which will be provided to Purchaser before the Closing, is or will be true and correct in all material respects as of their respective final dates:

               (a) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999;

               (b) the Company's Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 1999, June 30, 1999 and September 30, 1999;

               (c) the Company's Proxy Statement for its 1999 Annual Meeting of Shareholders; and

               (d) all other documents, if any, filed by the Company with the Commission since January 1, 1999 pursuant to the reporting requirements of the Exchange Act.

        4.27   CONTRACTS

        The contracts described in the Company Documents or incorporated by reference therein are in full force and effect on the date hereof, except for contracts the termination or expiration of which would not, singly or in the aggregate, have a material adverse effect on the business, properties or assets of the Company. Neither the Company nor, to the best knowledge of the Company, any other party is in breach of or default under any such contracts.

5.      REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER

        5.1    SECURITIES LAW REPRESENTATIONS AND WARRANTIES

        The Purchaser represents, warrants and covenants to the Company as follows:

               (a) The Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Shares.

               (b) The Purchaser is acquiring the number of Shares set forth in
Section 2 above in the ordinary course of its business and for its own account for investment (as defined for purposes of the Hart-Scott-Rodino Antitrust Improvement Act of 1976 and the regulations thereunder) only, and has no present intention of distributing any of the Shares nor any arrangement or understanding with any other persons regarding the distribution of such Shares within the meaning of Section 2(11) of the Securities Act, other than as contemplated in Section 7 of this Agreement.

               (c) The Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act and the Rules and Regulations.

               (d) The Purchaser has completed or caused to be completed the Stock Certificate Questionnaire and the Registration Statement Questionnaire, attached to this Agreement as Appendices I and II, for use in preparation of the Registration Statement (as defined in Section 7.3 below), and the answers to the Questionnaires are true and correct as of the date of this Agreement and will be true and correct as of the effective date of the Registration Statement; provided that the Purchaser shall be entitled to update such information by providing notice thereof to the Company before the effective date of such Registration Statement.

               (e) The Purchaser has, in connection with its decision to purchase the number of Shares set forth in Section 2 above, relied solely upon the Company Documents and the representations and warranties of the Company contained in this Agreement.

               (f) The Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

        5.2    RESALES OF SHARES

               (a) The Purchaser hereby covenants with the Company not to make any sale of the Shares without satisfying the requirements of the Securities Act and the Rules and Regulations, including, in the event of any resale under the Registration Statement, the prospectus delivery requirements under the Securities Act, and the Purchaser acknowledges and agrees that such Shares are not transferable on the books of the Company pursuant to a resale under the Registration Statement unless the certificate submitted to the transfer agent evidencing the Shares is accompanied by a separate officer's certificate:

              (i)     in the form of Appendix III to this Agreement;

              (ii) executed by an officer of, or other authorized person designated by, the Purchaser, and

              (iii) to the effect that (A) the Shares have been sold in accordance with the Registration Statement and (B) the requirement of delivering a current prospectus has been satisfied.

               (b) The Purchaser acknowledges that there may occasionally be times when the Company determines the use of the prospectus forming a part of the Registration Statement (the "Prospectus," as further defined in Section
7.3.1 below) should be suspended until such time as an amendment or supplement to the Registration Statement or the Prospectus has been filed by the Company and any such amendment to the Registration Statement is declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. The Purchaser hereby covenants that it will not sell any Shares pursuant to the Prospectus during the period commencing at the time at which the Company gives the Purchaser written notice of the suspension of the use of the Prospectus and ending at the time the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to the Prospectus. The Company may, upon written notice to the Purchaser, suspend the use of the Prospectus for two 30-day periods in any 365-day period based on the reasonable determination of the Company's Board of Directors that there is a significant business purpose for such determination, such as pending corporate developments, public filings with the SEC or similar events. The Company shall in no event be required to disclose the business purpose for which it has suspended the use of the Prospectus if the Company determines in its good faith judgment that the business purpose should remain confidential.

        5.3    DUE EXECUTION, DELIVERY AND PERFORMANCE

               (a) This Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as rights to indemnity and contribution under this Agreement may be limited by Federal or state securities laws or the public policy underlying such laws.

               (b) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement and the fulfillment of the terms of this Agreement have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Purchaser pursuant to, any contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust or other instrument or agreement to which the Purchaser is a party or by which it or any of them may be bound, or to which any of the property or assets of the Purchaser is subject, nor will such action result in any violation of the provisions of the charter or bylaws of the Purchaser or any applicable statute, law, rule, regulation, ordinance, decision, directive or order.

6.      SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

        Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchaser in this Agreement and in the certificates for the Shares delivered pursuant to this Agreement shall survive for a period of two years following the execution of this Agreement, the delivery to the Purchaser of the Shares being purchased and the payment therefor.

7.      REGISTRATION; COMPLIANCE WITH THE SECURITIES ACT

        7.1    REGISTRATION OF SHARES

               7.1.1  REGISTRATION STATEMENT; EXPENSES

        The Company shall use its best efforts to:

               (a) Within five (5) business days after the Closing, prepare and file with the Commission a Registration Statement on Form S-3 relating to the sale of the Shares by the Purchaser from time to time on the Nasdaq National Market (or the facilities of any national securities exchange on which the Company's Common Stock is then traded) or in privately negotiated transactions (the "Registration Statement");

               (b) subject to receipt of necessary information from the Purchaser, to cause the Commission to notify the Company of the Commission's willingness to declare the Registration Statement effective within 90 days after the Closing, immediately notify the Purchaser of such effectiveness, and furnish to the Purchaser one copy of the current prospectus within five business days of effectiveness of the Registration Statement;

               (c) prepare and file with the Commission such amendments and supplements to the Registration Statement and the Prospectus (as defined in Section 7.3.1 below) and take such other action, if any, as may be necessary to keep the Registration Statement effective until the earlier of (i) two years after the effective date of the Registration Statement, (ii) the date on which the Shares may be resold by the Purchaser without registration or without regard to any volume limitations by reason of Rule 144(k) under the Securities Act or any other rule of similar effect or (iii) all of the Shares have been sold pursuant to the Registration Statement or Rule 144(k) under the Securities Act or any other rule of similar effect;

               (d) furnish to the Purchaser with respect to the Shares registered under the Registration Statement such reasonable number of copies of the Prospectus, including any supplements to or amendments of the Prospectus, in order to facilitate the public sale or other disposition of all or any of the Shares by the Purchaser;

               (e) during the period when copies of the Prospectus are required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations promulgated thereunder;

               (f) file documents required of the Company for customary Blue Sky clearance in states specified in writing by the Purchaser; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented; and

               (g) bear all expenses in connection with the procedures in paragraphs (a) through (f) of this Section 7.1.1 and the registration of the Shares pursuant to the Registration

Statement, other than any fees and expenses of counsel or other advisers to the Purchaser, brokerage fees and commissions incurred by the Purchaser.

        The Purchaser acknowledges and agrees that the Registration Statement filed under this Section, in addition to the Shares held by the Purchaser, shall include Shares held by other purchasers in the Offering and, at the Company's election, may include shares of Common Stock held by other Company shareholders or issuable under any warrants, options or convertible securities.

               7.1.2  DELAY IN EFFECTIVENESS OF REGISTRATION STATEMENT

        In the event that the Registration Statement is not declared effective within 90 days after the Closing, the Company shall pay to the Purchaser liquidated damages in an amount equal to 0.25% of the number of Shares purchased by the Purchaser pursuant to this Agreement for each week thereafter that the Registration Statement is not declared effective. Such liquidated damages shall be paid through the issuance of additional Shares at such time as the Registration Statement is declared effective. No liquidated damages shall be paid under this Agreement if effectiveness of the Registration Statement is prevented or delayed due to fire, explosion, flood, riot, labor dispute, accident, act of God, change in existing regulation or law, or other similar event beyond the Company's reasonable control.

        7.2    TRANSFER OF SHARES AFTER REGISTRATION

        The Purchaser agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement referred to in Section 7.1 or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution.

        7.3    INDEMNIFICATION

        For the purpose of this Section 7.3, the term "Registration Statement" shall include any preliminary or final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in
Section 7.1.

               7.3.1  INDEMNIFICATION BY THE COMPANY

        The Company agrees to indemnify and hold harmless the Purchaser and each person, if any, who controls the Purchaser within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint or several, to which the Purchaser or such controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations, or the Prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the "Prospectus"), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations under this Agreement or under law, and will reimburse the Purchaser and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by the Purchaser or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement of the Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use in the Registration Statement or the Prospectus, or (ii) any untrue statement or omission of a material fact required to make such statement not misleading in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser before the pertinent sale or sales by the Purchaser.

               7.3.2  INDEMNIFICATION BY THE PURCHASER

        The Purchaser will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Purchaser, which consent shall not be unreasonably withheld) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement to the Registration Statement or Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein, and the Purchaser will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. Notwithstanding the foregoing, the Purchaser shall not be liable for any indemnification obligation hereunder in excess of the net proceeds received by such Purchaser in respect of the Shares.

               7.3.3  INDEMNIFICATION PROCEDURE

               (a) Promptly after receipt by an indemnified party under this
Section 7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3, promptly notify the indemnifying party in writing of the claim; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 7.3 or to the extent it is not prejudiced as a result of such failure.

               (b) In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless:

              (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party in the case of paragraph (a), representing all of the indemnified parties who are parties to such action) or

              (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

               7.3.4  CONTRIBUTION

               If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held by a court of competent jurisdiction to be unavailable to hold harmless an indemnified party under this
Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to in this Agreement, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to in this Agreement in such proportion as is appropriate to reflect the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.

        The relative fault of the Company and the Purchaser shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation or warranty relates to information supplied by the Company or by the Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in
Section 7.3.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 7.3.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this Section 7.3.4; provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under Section 7.3 for purposes of indemnification. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined solely by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7.3, the Purchaser shall not be required to contribute any amount in excess of the net proceeds received by the Purchaser in respect of the Shares.. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        7.4    TERMINATION OF CONDITIONS AND OBLIGATIONS

        The restrictions imposed by Section 5 or this Section 7 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares upon the passage of two years from the effective date of the Registration Statement covering the Shares or at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

        7.5    INFORMATION AVAILABLE

        So long as the Registration Statement is effective covering the resale of Shares owned by the Purchaser, the Company will furnish to the Purchaser:

               (a) as soon as practicable after available (but in the case of the Company's Annual Report to Shareholders, within 120 days after the end of each fiscal year of the Company), one copy of

              (i) its Annual Report to Shareholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants);

              (ii) if not included in substance in the Annual Report to Shareholders, its Annual Report on Form 10-K;

              (iii) if not included in substance in its Quarterly Reports to Shareholders, its quarterly reports on Form 10-Q; and

              (iv) a full copy of the particular Registration Statement covering the Shares (the foregoing, in each case, excluding exhibits);

               (b) upon the request of the Purchaser, a reasonable number of copies of the Prospectus to supply to any other party requiring the Prospectus.

        7.6    RULE 144 INFORMATION

        For two years after the date of this Agreement, the Company shall file all reports required to be filed by it under the Securities Act, the Rules and Regulations and the Exchange Act and shall take such further action to the extent required to enable the Purchaser to sell the Shares pursuant to Rule 144 under the Securities Act (as such rule may be amended from time to time).

8.      BROKER'S FEE

        The Purchaser acknowledges that the Company intends to pay to Adams, Harkness & Hill, Inc., the placement agent, a fee in respect of the sale of the Shares to the Purchaser. Each of the parties to this Agreement hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchaser.

9.      NOTICES

        All notices, requests, consents and other communications under this Agreement shall be in writing, shall be mailed by first-class registered or certified airmail, facsimile (with telephonic confirmation) or nationally recognized overnight express courier postage prepaid, and shall be delivered as addressed as follows:

                                               NeoRx Corporation
                                               410 West Harrison Street
             (a)     if to the Company, to:    Seattle, WA  98119
                                               (206) 281-7001
                                               Attn:  Richard L. Anderson

                     with a copy to:           Perkins Coie LLP
                                               1201 Third Avenue, 48th Floor
                                               Seattle, Washington 98101
                                               Attention: Faith M. Wilson

or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

               (b) if to the Purchaser, at its address as set forth on the signature page to this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

        Such notice shall be deemed effectively given upon confirmation of receipt of confirmation by facsimile, one business day after deposit with such overnight courier or three days after deposit of such registered or certified airmail with the U.S. Postal Service, as applicable.


10.     MODIFICATION; AMENDMENT

        This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser.

11.     TERMINATION

        This Agreement may be terminated as to the Purchaser, at the option of the Purchaser, if the Closing has not occurred on or before thirty (30) days from the date of this Agreement.

12.     EXPENSES

        Each party to this Agreement shall pay its own fees and expenses incident to the negotiation, preparation and execution of this Agreement and related documents (including legal and accounting fees and expenses).

13.     HEADINGS

        The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

14.     SEVERABILITY

        If any provision contained in this Agreement should be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Agreement shall not in any way be affected or impaired thereby.

15.     GOVERNING LAW

        This Agreement shall be governed by and construed in accordance with the laws of the state of Washington and the federal law of the United States of America.

16.     COUNTERPARTS

        This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party to this Agreement and delivered to the other parties.

                            [Signature page follows]

        IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


                                        NEORX CORPORATION


                                        By
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Its:
                                             -----------------------------------


                                        PURCHASER:


                                        ----------------------------------------

                                        By
                                           -------------------------------------
                                        Its:
                                             -----------------------------------
                                        Address:
                                                --------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                    EXHIBIT A

                                    PURCHASER


                  PURCHASER                      NUMBER OF SHARES

                                   APPENDIX I

                                NEORX CORPORATION

                         STOCK CERTIFICATE QUESTIONNAIRE

        Pursuant to Section 3 of the Agreement, please provide us with the following information:

1. The exact name that your Shares are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate: __________________________________

2. The relationship between the Purchaser of the Shares and the Registered Holder listed in response to item 1 above:
        __________________________________

3. The mailing address of the Registered Holder listed in response to item 1 above:

        ___________________________________

        ___________________________________

        ___________________________________

        ___________________________________

4. The Social Security Number or Tax Identification Number of the Registered Holder listed in response to item 1 above:
        ___________________________________

                                   APPENDIX II

                                NEORX CORPORATION

                      REGISTRATION STATEMENT QUESTIONNAIRE

        In connection with the preparation of the Registration Statement, please provide us with the following information:

1. Pursuant to the "Selling Shareholder" section of the Registration Statement, please state your or your organization's name exactly as it should appear in the Registration Statement:
        _____________________________________________

2. Please provide the number of shares that you or your organization will own immediately after Closing, including those Shares purchased by you or your organization pursuant to this Purchase Agreement and those shares purchased by you or your organization through other transactions:
        _____________________________________________

3. Have you or your organization had any position, office or other material relationship within the last three years with the Company or its affiliates? [ ] Yes [ ] No

        If yes, please indicate the nature of any such relationships below:

        _________________________________________________________

        _________________________________________________________

        _________________________________________________________

        _________________________________________________________

                                  APPENDIX III

                   PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE


The undersigned, [an officer of, or other person duly authorized by]
________________________________________________________________________________
              [fill in official name of individual or institution]

hereby certifies that he/she/it is the Purchaser of the shares evidenced by the attached certificate, and as such, sold such shares on [date] in accordance with Registration Statement number ________________, and complied with the requirement of delivering a current prospectus in connection with such sale.

Print or Type:

Name of Purchaser (Individual or Institution):
___________________________________________________________

Name of Individual representing Purchaser (if an Institution)
___________________________________________________________

Title of Individual representing Purchaser (if an Institution):
___________________________________________________________

Signature:

Individual Purchaser or Individual representing Purchaser:

___________________________________________________________



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